UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 3, 2006
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-12933 (Commission File Number)	94-2634797 (IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director.
     On January 3, 2006, the Board of Directors of Lam Research Corporation appointed Catherine P. Lego to fill a newly-created directorship on the Board. Ms. Lego was not immediately named to serve on any Board committees. A press release announcing Ms. Lego’s appointment is attached as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

99.1	Press Release dated January 6, 2006 announcing the appointment of a new member of the Company’s Board of Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2006
LAM RESEARCH CORPORATION
	By:	/s/ Martin B. Anstice
Martin B. Anstice
Group Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer

Exhibit Index

Exhibit	Exhibit Description
99.1	Press Release dated January 6, 2006 announcing the appointment of a new member of the Company’s Board of Directors